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                                                                    EXHIBIT 23.4


                          CONSENT OF PIPER JAFFRAY INC.

         We consent to the inclusion of our opinion and to all references to our firm contained herein.


                                            /s/ Piper Jaffray Inc.


Dated:  January 22, 1998